UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 18, 2017

Commission file number: 333-198615

Asia Training Institute, Inc.

(Exact name of Company as specified in its charter)

Nevada	47-1100063
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification number)
Room A, 16/F, Winbase Centre, 208 Queen's Road Central, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

(852) 2350 1928

(Company’s Telephone Number, Including Area Code)

8152 Villaverde Drive Whittier, CA 90605

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐               Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.01 Change in Control of Registrant.

On October 18, 2017, the controlling shareholder of Asia Training Institute, Inc. (the “Company”), Chien Heng Chiang sold to Peter Tong, an individual, (“Tong”) 19 million shares of the Company’s restricted common stock which had previously been issued to Mr. Chiang. The sale was the result of a privately negotiated transaction without the use of public dissemination of promotional or sales materials. The buyer represented that it was an accredited investor and as such could bear the risk of such investment for an indefinite period of time and to afford a complete loss thereof.

As a condition of closing, Mr. Chiang released the Company from any and all existing claims, settled various liabilities of the Company and indemnified Buyer and the Company from liabilities arising out of any breach of any representation, warranty, covenant or obligation of Chiang.

Disclosure required by Item 5.01(a)(8)

The Company was a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), immediately before the change of control and, therefore, is providing the information that would be required if the Company was filing a registration statement on Form 10.  As applicable, information required by a Form 10 with respect to the Company that has been previously reported, will be satisfied by identifying the filing in which such information was included.

Form 10 Items:

Item 1. Business.

The Company’s current business strategy is to investigate and, if such investigation warrants, acquire a target operating company or business seeking the perceived advantages of being a publicly held corporation.  The Company’s principal business objective for the next twelve months and beyond such time will be to achieve long-term growth potential through a combination with an operating business rather than immediate, short-term earnings. The Company will not restrict its potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business.  However, the Company’s current focus is expected to focus on finding an operating business with significant operations in Asia.

Under SEC Rule 12b-2 under the Exchange Act, the Company qualifies as a “shell company,” because it has no or nominal assets (other than cash) and no or nominal operations.  Management does not intend to undertake any efforts to cause a market to develop in the Company’s securities, either debt or equity, until the Company has successfully concluded a business combination. The Company intends to comply with the periodic reporting requirements of the Exchange Act for so long as it is subject to those requirements.

The analysis of new business opportunities will be undertaken by or under the supervision of the management of the Company. As of this date, the Company has not entered into any definitive agreement with any party regarding business opportunities for the Company. The Company has unrestricted flexibility in seeking, analyzing and participating in potential business opportunities in that it may seek out a target company in any business, industry or geographical location.  In its efforts to analyze potential acquisition targets, the Company will consider the following kinds of factors:

(a)           potential for growth, indicated by new technology, anticipated market expansion or new products;

(b)           competitive position as compared to other firms of similar size and experience within the industry segment as well as within the industry as a whole;

(c)           strength and diversity of management, either in place or scheduled for recruitment;

(d)           capital requirements and anticipated availability of required funds, to be provided by the Company or from operations, through the sale of additional securities, through joint ventures or similar arrangements or from other sources;

(e)            the cost of participation by the Company as compared to the perceived tangible and intangible values and potentials;

(f)            the extent to which the business opportunity can be advanced;

(g)           the accessibility of required management expertise, personnel, raw materials, services, professional assistance and other required items; and

(h)           other relevant factors.

In applying the foregoing criteria, no one of which will be controlling, management will attempt to analyze all factors and circumstances and make a determination based upon reasonable investigative measures and available data.  Potentially available business opportunities may occur in many different industries, and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.  Due to the Company’s limited capital available for investigation, the Company may not discover or adequately evaluate adverse facts about the opportunity to be acquired.  In addition, the Company will be competing against other entities that possess greater financial, technical and managerial capabilities for identifying and completing business combinations. In evaluating a prospective business combination, the Company will conduct as extensive a due diligence review of potential targets as possible given the lack of information which may be available regarding private companies, the Company’s limited personnel and financial resources and the inexperience of its management with respect to such activities.  The Company expects that its due diligence will encompass, among other things, meetings with the target business’s incumbent management and inspection of its facilities, as necessary, as well as a review of financial and other information which is made available to it.  This due diligence review will be conducted either by the Company’s management or by unaffiliated third parties it may engage, including but not limited to attorneys, accountants, consultants or other such professionals.

Form of Potential Business Combination

The manner in which the Company participates in an opportunity will depend upon the nature of the opportunity, the respective needs and desires of the Company and the promoters of the opportunity, and the relative negotiating strength of the Company and such promoters.

It is likely that the Company will acquire its participation in a business opportunity through the issuance of common stock or other securities of the Company. Although the terms of any such transaction cannot be predicted, it should be noted that in certain circumstances the criteria for determining whether or not an acquisition is a so-called “tax free” reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) depends upon whether the owners of the acquired business own 80% or more of the voting stock of the surviving entity.  If a transaction were structured to take advantage of these provisions rather than other “tax free” provisions provided under the Code, all prior stockholders of the Company would in such circumstances retain 20% or less of the total issued and outstanding shares of the surviving entity.  Under other circumstances, depending upon the relative negotiating strength of the parties, prior stockholders of the Company may retain substantially less than 20% of the total issued and outstanding shares of the surviving entity. This could result in substantial additional dilution to the equity of those who were stockholders of the Company prior to a business combination with an operating entity.

The present stockholders of the Company may not have control of a majority of the voting securities of the Company following a reorganization transaction. As part of such a transaction, the Company’s sole director may resign and one or more new directors may be appointed without any vote by stockholders.

In the case of a business combination, the transaction may be accomplished upon the sole determination of management without any vote or approval by stockholders.  In the case of a statutory merger or consolidation directly involving the Company, it will may be approved by the Company’s majority shareholder without calling shareholders’ meeting.  The necessity to obtain such stockholder approval could result in delay and additional expense in the consummation of any proposed transaction and may also give rise to certain appraisal rights to dissenting stockholders.  Most likely, management will seek to structure any such transaction so as not to require stockholder approval.

It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial cost for accountants, attorneys and others.  The costs that will be incurred are difficult to determine at this time as the costs are expected to be tied to the amount of time it takes to identify and complete a business combination transaction as well as the specific factors related to the business combination target that is chosen, including such factors as the location, size and complexity of the business of the target company.  If a decision is made not to participate in a specific business opportunity, the costs theretofore incurred in the related investigation might not be recoverable.  Furthermore, even if an agreement is reached for the participation in a specific business opportunity, the failure to consummate that transaction may result in the loss to the Company of the related costs incurred.  The Company has not established a timeline with respect to the identification of a business combination target.

Competition

The Company will face vast competition from other shell companies that desire to seek a potential business combination with a private company seeking the perceived advantages of being a publicly held corporation.  The Company will be in a highly competitive market for a small number of business opportunities which could reduce the likelihood of consummating a successful business combination.  A large number of established and well-financed entities, including small public companies and venture capital firms, are active in mergers and acquisitions of companies that may be desirable target candidates for the Company.  Nearly all these entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company does; consequently, the Company will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination.  These competitive factors may reduce the likelihood of the Company identifying and consummating a successful business combination.

Employees

The Company presently has no employees.  Its sole officer and director is engaged in outside business activities and anticipates that he will devote to its business very limited time until the acquisition of a successful business opportunity has been identified.  The specific amount of time that management will devote to the Company may vary from week to week or even day to day, and, therefore, the specific amount of time that management will devote to the Company on a weekly basis cannot be ascertained with any level of certainty.  In all cases, management intends to spend as much time as is necessary to exercise its fiduciary duties as an officer and director of the Company and believes that he will be able to devote the time required to consummate a business combination transaction as necessary.  The Company expects no significant changes in the number of its employees other than such changes, if any, in connection with a business combination.

Item 1A. Risk Factors.

The Company is a “smaller reporting company” so the Company is not required to include this information.

Item 2. Financial Information.

The information required by Item 2 of Form 10 was previously reported on the Company’ Annual Report on Form 10-K for the fiscal year ended March 31, 2017 (the “2017 Form 10-K”) and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 (the “Form 10-Q”).

Item 3. Properties.

The Company does not rent or own any properties.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

Following the change in control and the appointment of new officers and directors as set forth in Item 5.02, below, the following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of October__, 2017 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 19,412,000 shares of Common Stock issued and outstanding.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Peter Tong 218 Tilton Ave #301, San Mateo CA 94401	19,000,000	97.9%
	All Officers and Directors as a Group	19,000,000	97.9%

	Other 5% owners
	None		97.9%

There are no current arrangements known to the company, the operation of which may, at a subsequent date, result in a further change in control of the Company.

Item 5. Directors and Executive Officers.

This information is provided below in Item 5.02 of this Current Report on Form 8-K.

Item 6. Executive Compensation.

The historical information for the Company for Item 6 of Form 10 is contained in the 2016 Form 10-K.

Going forward, the Company will not initially have any employees and Mr. Tong does not currently intend to take any compensation for serving as the Company’s sole officer or director.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

The historical information for the Company for Item 7 of Form 10 is contained in the 2016 Form 10-K.

Item 8. Legal Proceedings.

The information required by Item 8 of Form 10 was previously reported in the 2016 Form 10-K and the Form 10-Q.

Item 9. Market Price of and Dividends on the Company’s Common Equity and Related Stockholder Matters.

The information required by Item 9 of Form 10 was previously reported in the 2016 Form 10-K.

Item 10. Recent Sales of Unregistered Securities.

The information required by Item 10 of Form 10 was previously reported in the 2016 Form 10-K.

Item 11. Description of Company’s Securities to be Registered.

n/a

Item 12. Indemnification of Directors and Officers.

The information required by Item 12 of Form 10 was previously reported in the Form S-1.

Item 13. Financial Statements and Supplementary Data.

The information required by Item 13 of Form 10 was previously reported on the 2017 Form 10-K and the Form 10-Q.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

There are not and have not been any disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure.

Item 15. Financial Statements and Exhibits.

The information required by Item 13 of Form 10 was previously reported on the 2017 Form 10-K and the Form 10-Q.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

On October18, 2017, Peter Tong was appointed to our board.  Immediately thereafter, Chien Heng Chiang resigned as our sole Officer and our board appointed Peter Tong to each of those offices, following which Mr. Chiang resigned from our board and from all remaining offices with the Company.  There were no disagreements with Mr. Chiang.  Peter Tong is our majority shareholder, sole officer and director as a result of the transaction described.

Peter H. Tong served as Chief Executive Officer, Interim Chief Financial Officer and as a director of Lvyuan Green Building Material Technology Corp. from August 3, 2015 until June 15, 2016. He currently serves as a director on their Board of Directors. Since May 2012, Mr. Tong has served as chief executive officer of Timberwood Acquisition Corp., a blank check company seeking an acquisition target. Since 2006, Mr. Tong has served as an economic consultant for the Industrial Commercial Union for Sichuan Province, China, a corporate finance and management company. From 2001 to 2005, Mr. Tong served as a financial consultant to Schmidt Financial Concept, an international financial management company, in China. From 1998 to 2001, Mr. Tong served as chief operating officer of Union Charter Bancorp, a full-service mortgage bank. From 1996 to 1998, Mr. Tong served as executive vice president of Founders Bancorp, a full-service mortgage bank. From 1992 to 1996, Mr. Tong served as senior vice president of Union Charter Bancorp. Mr. Tong received a B.S. in Finance from Chengchi University, Taipei, Taiwan.

There are no formal compensation agreements with any of our new Officers or Directors at this time.

Our newly-appointed Officers and Directors have not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years and have not been the subject of any investigation or enforcement action by the United States Securities and Exchange Commission or by any state in the United States.

ITEM 8.01 Other Events

Following the change in control described above, our corporate offices have been moved and our phone number has changed. Our new office address and phone number is:

Room A, 16/F, Winbase Centre, 208 Queen's Road Central, Hong Kong

Phone: (852) 2350 1928

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Asia Training Institute, Inc.

By: /s/Peter Tong

Name:  Peter Tong

Title: Chief Executive Officer, Chief Financial Officer, and Director

Date: October 23, 2017

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